Exhibit 10.9

LOCK UP AGREEMENT

The undersigned hereby agrees that for a period commencing on February 26, 2007 and expiring on the date thirty (30) days after the date that is the earlier of (i) the date that all amounts owed to Cornell Capital Partners, LP (the “Buyer”), under the Secured Convertible Debentures issued to the Buyer pursuant to the Securities Purchase Agreement between Pacific Gold Corporation (the “Company”) and the Buyer dated February 26, 2007 have been paid or (ii) the date as of which all of the Secured Convertible Debentures have been converted in shares of Common Stock of the Company (the “Lock-up Period”), he, she or it will not, directly or indirectly, without the prior written consent of the Buyer, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the “Securities”) except in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended.

Notwithstanding the foregoing restrictions on transfer, the undersigned may, at any time and from time to time during the Lock-up Period, transfer the Securities (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the undersigned is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company’s securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned’s investment in the Company.

Dated: _______________, 2007

Signature

_______________________________________

Name:__________________________________

Address:_________________________________

City, State, Zip Code:______________________

_______________________________________

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